UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 20, 2017

TEL OFFSHORE TRUST

(Exact name of registrant as specified in its charter)

Texas	000-6910	76-6004064
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Bank of New York Mellon Trust Company, N.A., Trustee Global Corporate Trust 919 Congress Avenue Austin, Texas (Address of principal executive offices)	78701 (Zip Code)

Registrant’s telephone number, including area code:   (512) 236-6599

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01                   Other Events.

Settlement of Probate Proceeding with Corporate Trustee

As previously disclosed in the Current Report on Form 8-K filed by the TEL Offshore Trust (the “Trust”) with the Securities and Exchange Commission (“SEC”) on May 17, 2017, The Bank of New York Mellon Trust Company, N.A. (the “Corporate Trustee”), Glenn M. Karisch, the attorney ad litem (the “Ad Litem”) appointed by the Probate Court of Travis County, Texas (the “Court”) in the previously announced probate proceeding (the “Probate Proceeding”), RNR Production Land and Cattle Co., Inc. (“RNR”) and Albert and Joyce Speisman (the “Speismans,” and together with RNR and the Ad Litem, the “Plaintiffs”) entered into a Settlement Agreement (the “Corporate Trustee Settlement Agreement”) with respect to all claims previously asserted against the Corporate Trustee. The Corporate Trustee Settlement Agreement requires a payment by the Corporate Trustee of $4 million into the TEL Offshore Trust Qualified Settlement Fund (the “QSF”) on a date (the “Settlement Payment Date”) within five business days after (i) the approval of the settlement by the Court and the entry of a proposed final judgment (the “Final Judgment as to Corporate Trustee”) dismissing with prejudice all claims against the Corporate Trustee, and (ii) the expiration of the time for appeal and exhaustion of all appeals.

The Corporate Trustee Settlement Agreement and the proposed Final Judgment Modifying and Terminating the Trust provide for certain modifications to the Trust Agreement for the TEL Offshore Trust (the “Trust Agreement”), including the termination of the Trust. The Final Judgment Modifying and Terminating the Trust provides that the Trust shall terminate at 5:00 p.m. Eastern Daylight Saving Time on June 30, 2017 (the “Record Date and Time”); provided such date will be delayed in the event an appeal is filed and may be delayed upon request of the Ad Litem or the Corporate Trustee if necessary. Upon the Record Date and Time, all rights of holders of units of beneficial interest in the Trust (“Units”) in and under the Trust Agreement shall terminate and all Units shall cease to exist. The Final Judgment Modifying and Terminating the Trust provides that as of the Record Date and Time each Unit holder shall be limited to its rights with respect to the QSF. The Final Judgment Modifying and Terminating the Trust further provides that the Trust’s transfer books will be closed and that trading of Units shall not be permitted after the Record Date and Time and the Trust’s transfer agent will stop processing any Unit transfers as of the Record Date and Time.

At the hearing held on May 15, 2017, the Court approved, among other motions, the Corporate Trustee Settlement Agreement, the Final Judgment as to Corporate Trustee and the Final Judgment Modifying and Terminating the Trust.  The Corporate Trustee Settlement Agreement and the Order Approving Settlement Agreement also require the Corporate Trustee to transfer into the QSF all funds remaining in the segregated account maintained by the Trust on the Settlement Payment Date. The Final Judgment Modifying and Terminating the Trust provides that the Corporate Trustee will have no liability for transferring the remaining funds in the segregated account to the QSF. Once the settlement payment and any remaining funds in the segregated account are paid to the QSF and the Corporate Trustee has performed certain other obligations under the Corporate Trustee Settlement Agreement, (i) the Corporate Trustee shall have no further obligations or duties under the Trust Agreement and the Corporate Trustee and the individual trustees (the “Trustees”) are discharged and released as Trustees of the Trust, and (ii) any Unit holder’s sole rights by virtue of their status as a Unit holder or a former Unit holder shall be their right to follow the claims procedures established by the Court to make a claim to funds in the QSF. The QSF will be used as the Court orders and approves, including the payment of the Plaintiff’s attorneys’ fees and expenses, the fees and expenses of the Administrator, and the remainder, if any, distributed to Unit holders according to the Allocation Agreement entered into among the Plaintiffs.

The time period for appeal of the Final Judgment as to Corporate Trustee and the Final Judgment Modifying and Terminating the Trust expired on June 14, 2015 with no appeals having been filed. In accordance with the terms of the Corporate Trustee Settlement Agreement and the Final Judgment Modifying and Terminating the Trust:

•                  the Corporate Trustee will pay the sum of $4 million into the QSF on or before June 21, 2017;

•                  the Corporate Trustee will transfer to the QSF all funds remaining in the segregated account on or before June 21, 2017;

•                  the Trust shall terminate as of the Record Date and Time and all of the Units shall cease to exist;

•                  the Trust’s transfer books will be closed and any trading of the Units shall not be permitted after the Record Date and Time; and

•                  as of the Record Date and Time, the rights of each Unit holder shall be limited to its rights with respect to the QSF.

The foregoing descriptions of the Corporate Trustee Settlement Agreement and the Final Judgment Modifying and Terminating the Trust are not complete and are qualified in their entirety by reference to the full text thereof, copies of which were filed as Exhibits 99.1 and 99.2, respectively, to the Current Report on Form 8-K filed by the Trust with the SEC on May 17, 2017.

Administration of QSF

Pursuant to the Corporate Trustee Settlement Agreement and the Final Judgment Modifying and Terminating the Trust, the  Trustees have no involvement or duties with the administration of the QSF or the distribution of funds from the QSF.  The Trustees have no liability to any current or former owners of Units regarding the administration of the QSF or the distribution of funds from the QSF, whatsoever. The QSF shall be administered by Karl Johnson, the Administrator/Trustee of the QSF previously appointed by the Court.  Unit holders having questions regarding the QSF and the claims procedures under the QSF should contact Karl Johnson. Attached to this Current Report on Form 8-K as Exhibit 99.1 is a Notice to TEL Offshore Unitholders provided by the Trustee/Administrator of the QSF.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Notice to TEL Offshore Trust Unitholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEL Offshore Trust

	By:	The Bank of New York Mellon Trust Company, N.A., as Trustee

Date: June 20, 2017	By:	/s/ Michael J. Ulrich
	Name:	Michael J. Ulrich
	Title:	Vice President and Trust Officer

Exhibit Index

Exhibit Number	Description
99.1	Notice to TEL Offshore Trust Unitholders